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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Current Report

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



                        Date of Report: October 20, 2000


                        ENGINEERING MEASUREMENTS COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

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
         Colorado                      0-9880                84-0572936
----------------------------      ----------------        ----------------
(State or other jurisdiction      (Commission File        (I.R.S. Employer
     of  incorporation)               Number)                  Number)
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                              600 Diagonal Highway
                            Longmont, Colorado 80501
                     ---------------------------------------
                     (Address of principal executive office)


                                 (303) 651-0550
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 20, 2000, Advanced Energy Industries, Inc. ("AE") and Engineering Measurements Company ("EMCO") entered into an Amended and Restated Agreement and Plan of Reorganization which is effective July 6, 2000 (the "Amended Agreement"). The Amended Agreement provides that shareholders of EMCO will receive cash consideration of $30,000,000 plus any cash received for the exercise of any options exercised after October 20, 2000 and before the closing date. Depending upon the number of options exercised from October 20, 2000 to the closing date, EMCO shareholders will receive up to $7.10 per share of EMCO stock that they hold. The transaction is subject to EMCO shareholder approval and certain other conditions and is more specifically described in the Amended and Restated Agreement and Plan of Reorganization and Press Release attached as exhibits hereto.

         In addition, on October 22, 2000, by execution of a Consent in Writing in Lieu of Special Meeting, the EMCO Board of Directors adopted an amendment to the Article I, Section 6 of the EMCO Amended and Restated Bylaws, as more specifically set forth in Exhibit 3.1 attached hereto.

ITEM 7.  EXHIBITS.

         2.1 Amended and Restated Agreement and Plan of Reorganization between Engineering Measurements Company and Advanced Energy Industries, Inc., dated October 20, 2000.

         3.1 Amendment to the Amended and Restated Bylaws of Engineering Measurements Company as approved by Consent in Writing in Lieu of Special Meeting of the Board of Directors dated October 22, 2000.

         99.1     Press Release dated October 23, 2000.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENGINEERING MEASUREMENTS COMPANY

                                        By:  /s/ Charles E. Miller
                                             -----------------------------
                                             Charles E. Miller
                                             President and Chief Executive
                                             Officer

Date: October 27, 2000


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                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                        DESCRIPTION
-------                       -----------
 2.1 Amended and Restated Agreement and Plan of Reorganization between Engineering Measurements Company and Advanced Energy Industries, Inc., dated October 20, 2000.

 3.1 Amendment to the Amended and Restated Bylaws of Engineering Measurements Company as approved by Consent in Writing in Lieu of Special Meeting of the Board of Directors dated October 22, 2000.

 99.1    Press Release dated October 23, 2000.
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